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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of report (date of earliest event reported)    September 2, 1997
                                                    ---------------------

                        LAMINATING TECHNOLOGIES, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                      0-21061               58-2044990
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(State or other jurisdiction    (Commission            (IRS Employer
     of incorporation)          File Number)         Identification No.)


              1160 Hightower Trail, Atlanta, Georgia  30350-2910
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                   (Address of principal executive offices)

      Registrant's telephone number, including area code   770-518-6010
                                                        -----------------

                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         On August 1, 1997, the financial information on the Company's Registration Statement No. 333-6711 on Form SB-2 became more than sixteen months old and, as a result, said Registration Statement no longer contained current financial information, as required under Section 10(a)(3) of the Securities Act of 1933. Therefore, on August 1, 1997, the Company filed a Form 8-K with the Securities and Exchange Commission pursuant to which the Company suspended the issuance and delivery of all securities deliverable upon the exercise of its outstanding Class A Warrants and Class B Warrants.

         On August 27, 1997, the Company filed a post-effective amendment to its Registration Statement with the Securities and Exchange Commission which incorporates audited financial statements for the Company's fiscal years ending March 31, 1996 and March 31, 1997, and unaudited financial statements for the three-month periods ending June 30, 1996 and June 30, 1997. The Securities and Exchange Commission has declared said post-effective amendment to the Registration Statement effective as of September 2, 1997. As such, the Company has recommenced the issuance and delivery of all securities deliverable upon the exercise of its outstanding Class A Warrants and Class B Warrants.







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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Dated: September 2, 1997


                                        LAMINATING TECHNOLOGIES, INC.

                                        By:     /s/ Michael E. Noonan
                                           -------------------------------------
                                                      Signature


                                           Chairman, Chief Executive Officer,
                                        ----------------------------------------
                                                     and President
                                                     -------------
                                                         Title

                                                   Michael E. Noonan
                                        ----------------------------------------
                                                          Name







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